Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Third Quarter 2022 Results OCTOBER 26, 2022

Blackstone |Blackstone Mortgage Trust, Inc. 1 BXMT HIGHLIGHTS ▪ 100% floating-rate portfolio continues to benefit from higher interest rates, driving significant year-over-year earnings growth; 3Q EPS of $0.60 and Distributable EPS(1) of $0.71 ▪ Well positioned for performance with earnings benefiting from higher rates, record liquidity, stable credit performance, and a diversified, well-structured balance sheet Consistent, disciplined focus on low-leverage loans to strong sponsors Attractive capital markets executions enhance structure and cost of capital Robust portfolio growth generates increased earnings momentum Earnings Power Balance Sheet StabilityCapital Protection $0.71 3Q Distributable EPS(1) +13% 3Q year over year ear ings growth(1) $1.7B liquidity 0% capital markets mark-to-market 99% performing portfolio 64% w.a. origination LTV(3) Senior lending positions further insulated by strong sponsors Match-funded, long-duration liability structure with substantial liquidity Fully-scaled $26.1 billion(2) portfolio positively correlated to rising rates Note: The information in this deck is as of September 30, 2022, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT’s opinions of the current market environment, which is subject to change. BXMT’s manager is a subsidiary of Blackstone. (1) Represents Distributable Earnings per Share. See Appendix for a definition and reconciliation to GAAP net income. YoY GAAP EPS 7%. (2) Includes $1.6 billion of Non-Consolidated Senior Interests. (3) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.

Blackstone |Blackstone Mortgage Trust, Inc. 2 THIRD QUARTER RESULTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Based on share price of $24.00 as of October 25, 2022. (3) Includes $1.6 billion of Non-Consolidated Senior Interests. (4) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. Earnings ▪ 3Q GAAP basic earnings per share of $0.60 and Distributable Earnings(1) per share of $0.71 ▪ Paid 3Q dividend of $0.62 per share, equating to a 10.3% annualized dividend yield;(2) 115% dividend coverage ▪ Retention of excess earnings drove book value growth despite increased CECL reserve; book value fully hedged against foreign currency volatility Portfolio ▪ $26.1 billion senior loan portfolio(3) secured by institutional quality real estate, with a weighted average origination LTV(4) of 64% ▪ Consistently strong credit performance with 100% interest collections ▪ Rate caps or other structural protections on 96% of the portfolio add further credit enhancement and support interest coverage in a rising rate environment ▪ Collateral assets well-positioned to capture NOI growth in an inflationary, higher rate environment Investments ▪ Stable, match-funded financing structures with no capital markets mark-to-market ▪ Best-in-class banking relationships drive continued access to attractive financing; closed new $1.1 billion credit facility in 3Q ▪ Record liquidity of $1.7 billion, with no material corporate debt maturities prior to 2026 Capitalization ▪ 3Q originations of $438 million with top sponsors and institutional quality real estate; focus on highest conviction themes with 78% backed by industrial assets ▪ New loans reflect attractive lending environment, with 3Q originations averaging 58% LTV(4) and +5.41% yield ▪ Portfolio remains well-invested with loan fundings of $697 million in step with loan repayments of $443 million

Blackstone |Blackstone Mortgage Trust, Inc. (1) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio as of September 30, 2022, assuming no change in credit spreads, portfolio composition, or asset performance. 3Q average base rates for 1M SOFR, ON SONIA, and 3M EURIBOR were 2.45%, 1.56%, and 0.49% respectively. (2) Reflects Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income. (3) Reflects 1M SOFR as of October 25, 2022. 3 EARNINGS ▪ Higher interest rates and continued loan performance powering robust earnings growth throughout the year ▪ Floating-rate loan portfolio continues to benefit from rising rates; a further 100bps increase in base rates from the 3Q average would generate $0.06 per share of incremental earnings quarterly(1) Earnings Per Share(2) $0.62 $0.67 $0.71 3/31/2022 6/30/2022 9/30/2022 Current GAAP EPS $0.59 $0.55 $0.60 +15% 0.16% 0.93% 2.45% 3.65% Average 1M SOFRDistributable EPS 100% Floating Rate 99% Performing Current SOFR(3)

Blackstone |Blackstone Mortgage Trust, Inc. Office 41% Multifamily 24% Hospitality 19% Industrial 7% Retail 4% Other Property 5% HI, 2% DC 1% TX 7% NY 17% NV 2% MA 2% IL 3% GA 3% FL 7% CA 15% VA, 1% AZ 2% CO 2% 4 PORTFOLIO (1) States and countries comprising less than 1% of total loan portfolio are excluded. Collateral DiversificationMajor Market Focus(1) ES 4% IE, 4% UK, 12% SE, 2% AU 5% ▪ $26.1 billion portfolio of 205 loans secured by institutional assets, with growth-oriented business plans well positioned for an inflationary environment Sunbelt 26% Northeast 22%West 17% Midwest 4% Northwest 1% Other Western Europe 13% UK 12% Australia 5% 92% Class A

Blackstone |Blackstone Mortgage Trust, Inc. 5 PORTFOLIO CREDIT ▪ BXMT’s loan portfolio has a history of resilience through periods of market volatility ▪ Collateral performance across the portfolio continues to migrate positively with experienced, committed sponsors driving business plan execution (1) Risk ratings are based on a 5-point scale, our loans are rated “1” through “5,” from less risk to greater risk. Portfolio Risk Rating Migration (% of portfolio) 98% 98% 99% 9/30/2020 9/30/2021 9/30/2022 Consistent Credit Performance (% of portfolio performing) 4% 4% 4% 18% 22% 27% 59% 61% 58% 17% 11% 10% 9/30/2020 9/30/2021 9/30/2022 1 2 3 4 5Risk Ratings(1)

Blackstone |Blackstone Mortgage Trust, Inc. 6 INVESTMENTS ▪ More selective investment approach in a dislocated market resulted in attractive 3Q originations in high-conviction sectors with top-tier sponsors; originations in balance with loan repayments, which included 42% office loans ▪ 3Q loans reflect lower risk, higher return opportunity in current environment, averaging 58% LTV(1) and +5.41% yield I agree, don’t need highlights this quarter; do we want to stack these two pie charts on top of each other and then show post covid originations as % of total on the right side? Trying to think of other ways to fill this slide Industrial 78% Hospitality 15% Multifamily 7% ✓ 93% repeat sponsors ✓ 100% senior loans ✓ W.A. Origination LTV:(1) 58% ✓ W.A. Loan Yield: +5.41% (1) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. ✓ 100% floating rate $438mm originations $443mm repayments Multifamily 47% Office 42% Hospitality 3% Industrial 1% Other Property 7% 3Q ’22 Activity 3Q ’22 Originations Highlights

Blackstone |Blackstone Mortgage Trust, Inc. 7 CAPITALIZATION ▪ Well-structured, diversified capital structure provides balance sheet stability despite market volatility ▪ Continued expansion of capital sources with a new $1.1 billion facility on market-leading terms 15 credit facility counterparties Credit Facilities Syndications Securitized Debt Corporate Debt ✓ No material corporate debt maturities prior to 2026 ✓ No mismatch on currency or index ✓ No short-term debt ✓ No capital markets mark-to-market Diversified Portfolio Financing Stable Balance Sheet

Blackstone |Blackstone Mortgage Trust, Inc. Appendix 8

Blackstone |Blackstone Mortgage Trust, Inc. $25.8 $26.1 $0.7 $0.4 2Q ’22 Loans Outstanding Fundings Repayments 3Q ’22 Loans Outstanding (1) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. (2) Adjusted to reflect $0.6 billion of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of September 30, 2022. (3) Includes $1.5 billion of Non-Consolidated Senior Interests. (4) Includes $1.6 billion of Non-Consolidated Senior Interests. GAAP Net Income Adjustments Distributable Earnings Interest income $358.6 $ - $358.6 Interest expense (202.4) - (202.4) Management and incentive fees (25.9) - (25.9) General and administrative expenses and taxes (5.9) - (5.9) Increase in current expected credit loss reserve (12.2) 12.2 - Non-cash compensation (8.2) 8.2 - Realized hedging and foreign currency loss, net(1) - (1.7) (1.7) Net income attributable to non- controlling interests (0.7) - (0.7) Total $103.3 $18.7 $122.0 9 APPENDIX Net Fundings ($ in billions) 3Q 2022 Operating Results ($ in millions) $0.60 net income per share $0.71 distributable earnings per share (4)(2)(3)

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield	Maximum Maturity[3]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,067	$ 989	$ 986	+ 2.62 %	+ 3.22 %	12/23/2024	Dublin - IE	Office	$369 / sqft	74 %
Loan 2	Senior Loan	6/24/2022	847	847	839	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$385 / sqft	59 %
Loan 3	Senior Loan	4/9/2018	1,487	799	790	+ 4.64 %	+ 5.84 %	6/9/2025	New York	Office	$525 / sqft	48 %
Loan 4	Senior Loan[2]	12/9/2021	770	702	403	+ 2.65 %	+ 2.81 %	12/9/2026	New York	Mixed-Use	$232 / sqft	50 %
Loan 5	Senior Loan[2]	8/7/2019	746	630	127	+ 3.12 %	+ 3.61 %	9/9/2025	Los Angeles	Office	$426 / sqft	59 %
Loan 6	Senior Loan	3/22/2018	616	616	616	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 7	Senior Loan	3/30/2021	448	448	445	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$83 / sqft	76 %
Loan 8	Senior Loan[2]	12/17/2021	448	440	88	+ 3.95 %	+ 4.35 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 9	Senior Loan	7/23/2021	500	372	367	+ 4.00 %	+ 4.42 %	8/9/2027	New York	Multi	$498,816 / unit	58 %
Loan 10	Senior Loan	8/22/2018	363	363	363	+ 3.40 %	+ 3.40 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 11	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 12	Senior Loan[2]	11/22/2019	470	341	68	+ 3.70 %	+ 4.14 %	12/9/2025	Los Angeles	Office	$342 / sqft	69 %
Loan 13	Senior Loan	9/23/2019	343	314	312	+ 3.00 %	+ 3.20 %	11/15/2024	Diversified - Spain	Hospitality	$171,617 / key	62 %
Loan 14	Senior Loan	2/27/2020	303	302	302	+ 2.70 %	+ 3.04 %	3/9/2025	New York	Multi	$948 / sqft	59 %
Loan 15	Senior Loan	10/25/2021	288	288	286	+ 4.30 %	+ 4.62 %	10/25/2024	Diversified - AU	Hospitality	$141,942 / key	56 %
Loans 16 - 205	Senior Loans[2][4]	Various	22,010	18,341	18,091	+ 3.23 %	+ 3.59 %	Various	Various	Various	Various	64 %
CECL reserve					(144)							
Total/Wtd. avg.			**$ 31,059**	**$ 26,136**	**$ 24,279**	**+ 3.31 %**	**+ 3.68 %**	**3.3 yrs**				**64 %**

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Includes $1.6 billion of Non-Consolidated Senior Interests.
(3) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(4) Includes one loan accounted for under the cost-recovery method.

Blackstone Mortgage Trust, Inc.

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Balance Sheets ($ in thousands, except per share data) September 30, 2022 December 31, 2021 Assets Cash and cash equivalents $271,899 $551,154 Loans receivable 24,423,133 22,003,017 Current expected credit loss reserve (144,431) (124,679) Loans receivable, net $24,278,702 $21,878,338 Other assets 248,028 273,797 Total assets $24,798,629 $22,703,289 Liabilities and equity Secured debt, net $13,188,692 $12,280,042 Securitized debt obligations, net 2,844,032 2,838,062 Asset-specific debt, net 949,891 393,824 Loan participations sold, net 207,225 — Term loans, net 1,807,017 1,327,406 Senior secured notes, net 394,864 394,010 Convertible notes, net 513,626 619,876 Other liabilities 209,375 231,358 Total liabilities $20,114,722 $18,084,578 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,709 $1,682 Additional paid-in capital 5,467,372 5,373,029 Accumulated other comprehensive income 3,830 8,308 Accumulated deficit (814,505) (794,832) Total Blackstone Mortgage Trust, Inc. stockholders ʼ equity $4,658,406 $4,588,187 Non-controlling interests 25,501 30,524 Total equity $4,683,907 $4,618,711 Total liabilities and equity $24,798,629 $22,703,289

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Consolidated Statements of Operations ($ in thousands, except per share data) Three Months Ended September 30, 2022 2021 2022 2021 Income from loans and other investments Interest and related income $358,557 $200,114 $876,676 $583,941 Less: Interest and related expenses 202,375 82,690 439,708 243,413 Income from loans and other investments, net $156,182 $117,424 $436,968 $340,528 Other expenses Management and incentive fees $25,911 $19,342 $76,462 $60,094 General and administrative expenses 12,932 10,841 37,701 32,108 Total other expenses $38,843 $30,183 $114,163 $92,202 (Increase) decrease in current expected credit loss reserve (12,248) (2,767) (22,694) 49,432 Income before income taxes $105,091 $84,474 $300,111 $297,758 Income tax provision 1,172 70 2,064 346 Net income $103,919 $84,404 $298,047 $297,412 Net income attributable to non-controlling interests (673) (647) (1,864) (2,158) Net income attributable to Blackstone Mortgage Trust, Inc. $103,246 $83,757 $296,183 $295,254 Per share information (basic) Net income per share of common stock, basic $0.60 $0.56 $1.74 $2.00 Weighted-average shares of common stock outstanding, basic 170,971,874 149,214,819 170,303,470 147,971,737 Per share information (diluted) Net income per share of common stock, diluted $0.59 $0.56 $1.71 $2.00 Weighted-average shares of common stock outstanding, diluted 185,316,078 149,214,819 182,011,842 147,971,737 Three Months Ended September 30, Nine Months Ended September 30,

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. APPENDIX 13 Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share Three Months Ended September 30, 2022 June 30, 2022 Stockholders' equity $4,658,406 $4,637,591 Shares Class A common stock 170,896 170,295 Deferred stock units 400 391 Total outstanding 171,296 170,686 Book value per share $27.20 $27.17 Three Months Ended September 30, 2022 June 30, 2022 Net income(1) $103,246 $93,250 Weighted-average shares outstanding, basic 170,972 170,666 Per share amount, basic $0.60 $0.55 Diluted earnings $109,151 $99,163 Weighted-average shares outstanding, diluted 185,316 185,010 Per share amount, diluted $0.59 $0.54 Three Months Ended September 30, 2022 June 30, 2022 Net income(1) $103,246 $93,250 Increase in current expected credit loss reserve 12,248 12,983 Non-cash compensation expense 8,219 8,418 Realized hedging and foreign currency loss, net (2) (1,698) (829) Adjustments attributable to non-controlling interests, net (43) (46) Other items (10) (65) Distributable Earnings $121,962 $113,711 Weighted-average shares outstanding, basic 170,972 170,666 Distributable Earnings per share, basic $0.71 $0.67

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 14 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended, Sep 30, 2022 Sep 30, 2021 Net income (1) $103,246 $83,757 Increase in current expected credit loss reserve 12,248 2,767 Non-cash compensation expense 8,219 8,080 Realized hedging and foreign currency loss, net (2) (1,698) (768) Adjustments attributable to non-controlling interests, net (43) (39) Other items (10) 116 Distributable Earnings $121,962 $93,913 Weighted-average shares outstanding, basic 170,972 149,215 Net income per share, basic $0.60 $0.56 Distributable Earnings per share, basic $0.71 $0.63 YTD Three Months Ended, Sep 30, 2022 Sep 30, 2022 June 30, 2022 Mar 31, 2022 Net income (1) $296,183 $103,246 $93,250 $99,687 Increase (decrease) in current expected credit loss reserve 22,694 12,248 12,983 (2,537) Non-cash compensation expense 25,287 8,219 8,418 8,650 Realized hedging and foreign currency loss, net (2) (2,727) (1,698) (829) (200) Adjustments attributable to non-controlling interests, net (93) (43) (46) (4) Other items (105) (10) (65) (30) Distributable Earnings $341,239 $121,962 $113,711 $105,566 Weighted-average shares outstanding, basic 170,303 170,972 170,666 169,254 Net income per share, basic $1.74 $0.60 $0.55 $0.59 Distributable Earnings per share, basic $2.00 $0.71 $0.67 $0.62

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 15 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS AND IMPORTANT DISCLOSURE INFORMATION 16 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.